Exhibit 10.1

LIMITED WAIVER AND
NINTH AMENDMENT TO SECOND
AMENDED AND RESTATED CREDIT AGREEMENT

THIS LIMITED WAIVER AND NINTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Ninth Amendment”), dated as of April 1, 2013, is by and among (i) HECLA ALASKA LLC, a Delaware limited liability company, HECLA GREENS CREEK MINING COMPANY, a Delaware corporation and HECLA JUNEAU MINING COMPANY, a Delaware corporation (collectively, the “Borrowers”), (ii) each of the other obligors identified as “Other Obligors” on the signature pages hereto and (iii) each of the banks and other financial institutions identified as “Lenders” on the signature pages hereto (the “Lenders”).

W I T N E S S E T H:

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of October 14, 2009 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Ninth Amendment and as the same may be further amended, supplemented, amended or restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Obligors party thereto, the Lenders party thereto, and The Bank of Nova Scotia, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), the Lenders have made commitments to extend certain credit facilities to the Borrowers;

WHEREAS, pursuant to the Existing Credit Agreement, no Subsidiary of the Parent may be designated as an Immaterial Subsidiary if such Subsidiary has assets in excess of $2,000,000;

WHEREAS, as of the Ninth Amendment Effective Date, each of Silver Hunter Mining Company, a Delaware corporation (“Silver Hunter”), Burke Trading Inc., a Delaware corporation (“Burke”), Rio Grande Silver, Inc., a Delaware corporation (“Rio Grande”), Hecla Silver Valley, Inc., a Delaware corporation (“HSV”), Hecla MC Subsidiary, LLC, a Delaware limited liability company (“HMCS”), and RHL Holdings, Inc., a Delaware corporation (“RHL”; and, together with Silver Hunter, Burke, HSV, HMCS and Rio Grande, each a “Reclassified Subsidiary” and, collectively, the “Reclassified Subsidiaries”), holds assets in excess of $2,000,000 but may not have been clearly designated by the Parent and the Borrowers as an Material Subsidiary and may not have executed a supplement to the Subsidiary Guaranty;

WHEREAS, the Parent and the Borrowers have requested that the Lenders waive certain Defaults or Events of Default that currently exist as a result of the failure to designate such Reclassified Subsidiaries as Material Subsidiaries and as a result of the Parent’s failure to cause such Reclassified Subsidiaries to enter into a supplement to the Subsidiary Guaranty;

WHEREAS, the Parent and the Borrowers and have agreed to cause each of the Reclassified Subsidiaries to enter into each Loan Document to the extent that a Material Subsidiary of the Parent is required to be party to such Loan Document, including the supplement to Subsidiary Guaranty attached hereto as Exhibit A;

WHEREAS, the Parent and the Borrowers have agreed to execute and deliver an amendment to the Pledge Agreement in substantially the form attached hereto as Exhibit B to clarify that the interests in each of the Reclassified Subsidiaries have been pledged pursuant to such Pledge Agreement;

WHEREAS, the Parent and the Administrative Agent entered into a certain Commitment Letter, dated as of March 1, 2013 (the “Commitment Letter”), by which the Administrative Agent has agreed to arrange acquisition financing to be used by the Parent to acquire (the “Aurizon Acquisition”) Aurizon Mines Ltd. (the “Target”) pursuant to that certain Arrangement Agreement, dated as of March 3, 2013, between Parent, 0963708 B.C. Ltd. and the Target;

WHEREAS, in conjunction with the Commitment Letter, the Parent, the other Obligors, the Lenders and the Administrative Agent entered into a certain Eighth Amendment to Second Amended and Restated Credit Agreement (the “Eighth Amendment”), dated as of March 1, 2013; and

WHEREAS, the parties hereto desire to further amend the Existing Credit Agreement in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Ninth Amendment, including its preamble and recitals, have the following meanings:

“Administrative Agent” is defined in the recitals.

“Borrowers” is defined in the preamble.

“Credit Agreement” is defined in the recitals.

“Existing Credit Agreement” is defined in the recitals.

“Lenders” is defined in the preamble.

“Ninth Amendment” is defined in the preamble.

“Ninth Amendment Effective Date” is defined in Subpart 5.1.

SUBPART 1.2  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Ninth Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Ninth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.  Except as so amended, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect.

SUBPART 2.1  Amendments.

(a)           Rescission of Eighth Amendment.  Effective as of the Ninth Amendment Effective Date, the Eighth Amendment shall be of no further force and effect and the provisions thereof shall no longer amend, modify or supplement the Credit Agreement in any way.

(b)           Amendment to Section 1.1.  Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(i) by amending and restating the definition of “Applicable Margin” to read as follows:

“Applicable Margin” means, (i) prior to the Ninth Amendment Effective Date, with respect to each Loan, an amount per annum applicable to such Loan, based upon the Leverage Ratio as determined from time to time, equal to the rates set forth in the Existing Credit Agreement, and (ii) on and after the Ninth Amendment Effective Date, with respect to each Loan, an amount per annum applicable to such Loan, based upon the Total Leverage Ratio as determined from time to time, equal to the following:

Level	Total Leverage Ratio	U.S. dollar LIBOR Margin (bps)	U.S. dollar Base Rate Margin (bps)
I	< 1.00	300.0	200.0
II	> 1.00 & < 2.00	325.0	225.0
III	> 2.00 & < 3.00	350.0	250.0
IV	> 3.00 & < 4.00	400.0	300.0
V	≥ 4.00	450.0	350.0

(ii) by amending and restating the definition of “Commitment Amount” to read as follows:

“Commitment Amount” means, on any date, $100,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

(iii) by deleting the definition of “Current Ratio” in its entirety;

(iv) by amending the definition of “EBITDA” by deleting the period at the end of subsection (d) and inserting in its place “; plus” and adding a new subsection (e) as follows:

“(e)  to the extent deducted in determining Net Income, the fees, costs and expenses paid by the Parent and the Borrowers in respect of the Aurizon Acquisition.”

(v) by adding the defined term “Secured Leverage Ratio”, which shall read as follows:

“Secured Leverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (a) Indebtedness secured by Liens on any property of any Obligor to (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

(vi) by adding the defined term “Total Leverage Ratio”, which shall read as follows:

“Total Leverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (a) Total Debt outstanding on the last day of such Fiscal Quarter to (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

(c)           Amendments to Section 7.1.  Section 7.1 of the Existing Credit Agreement is hereby amended as follows:

(i) By adding a new Section 7.1.17, which reads as follows:

SECTION 7.1.17.  Minimum Cash Equivalent Investments.  Until such time as the Commitment Letter is terminated, the Parent shall maintain at all times, at least one hundred million Dollars ($100,000,000) in Cash Equivalent Investments.

(ii) By adding a new Section 7.1.18, which reads as follows:

SECTION 7.1.18.  Additional Security.  Each Obligor, including each member of the Greens Creek Group, agrees to take any and all such actions as are required or requested by the Administrative Agent to grant to the Lenders, first priority, perfected liens and security interests in the Greens Creek Mine and in all of the Borrowers’ and the Obligors’ rights, assets and property under the Greens Creek Joint Venture and the Greens Creek Joint Venture Agreement.

(d)           Amendment to Section 7.2.2.  Section 7.2.2 of the Existing Credit Agreement is hereby amended as follows:

(i) by inserting the word “and” at the end of clause (o), striking the word “and” at the end of clause (n) and inserting the following new clause (p) after clause (o):

(p)           Indebtedness in the form of senior unsecured notes and other Indebtedness issued by the Parent in a maximum principal amount of $500,000,000 in order to finance or refinance the Aurizon Acquisition; provided, however, that the Parent shall receive a minimum of $400,000,000 in gross proceeds from the incurrence of such Indebtedness;

(e)           Amendment to Section 7.2.4.  Section 7.2.4 of the Existing Credit Agreement is hereby deleted in its entirety and amended and restated to read as follows:

SECTION 7.2.4.  Financial Condition and Operations.  Neither Parent nor any Borrower will permit any of the events set forth below to occur:

(a)  Tangible Net Worth to be less than 80% of the Tangible Net Worth at completion of acquisition of the Target, plus 50% of positive quarterly Net Income thereafter;

(b)  the Secured Leverage Ratio to be greater than 2.50 to 1.00;

(c)  the Total Leverage Ratio, (i) at all times prior to March 31, 2014, to be greater than 4.50 to 1.00, and (ii) at all times from and after March 31, 2014, to be greater than 4.00 to 1.00; and

(d)  the Interest Coverage Ratio to be less than 3.00 to 1.00.

(f)           Amendment to Section 7.2.2.  Section 7.2.2(d) of the Existing Credit Agreement is hereby amended by striking “$25,000,000” and inserting in its place, “$50,000,000.”

(g)          Amendment to Schedule I.  Schedule I of the Existing Credit Agreement is hereby amended by (u) deleting “Silver Hunter Mining Company” and inserting in place thereof “Silver Hunter Mining Company*”, (v) deleting “Rio Grande Silver, Inc.” and inserting in place thereof “Rio Grande Silver, Inc.*”, (w) deleting “Hecla Silver Valley, Inc.” and inserting in place thereof “Hecla Silver Valley, Inc.*”, (x) adding “Hecla MC Subsidiary, LLC*”, (y) deleting “Burke Trading, Inc.” and inserting in place thereof “Burke Trading, Inc.*”, and (z) deleting “RHL Holdings, Inc.” and inserting in place thereof “RHL Holdings, Inc.*”, in each case in order to add and/or indicate that each such Reclassified Subsidiary is a Material Subsidiary.

PART III

AFFIRMATION AND CONSENT

SUBPART 3.1  Affirmation and Consent.  Each of the Obligors confirms that it has received a copy of this Ninth Amendment and restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, effective as of the date hereof, after giving effect to this Ninth Amendment.

PART IV

LIMITED WAIVERS

SUBPART 4.1    Limited Waiver of Default.  To the extent that the Parent failed to cause each Reclassified Subsidiary to execute and deliver to the Administrative Agent a supplement to the Subsidiary Guaranty for the benefit of the Secured Parties, and to the extent that the Borrowers and the Parent designated each Reclassified Subsidiary as an Immaterial Subsidiary by failing to designate such Reclassified Subsidiary as a Material Subsidiary at any time after such Reclassified Subsidiary satisfied the criteria for a Material Subsidiary, any and all Defaults or Events of Default that may have arisen prior to the date hereof due to:

(a)           any of the representations and warranties, with respect to the Reclassified Subsidiaries (and only with respect to the Reclassified Subsidiaries), set forth in Section 6.8 or Section 6.13 (but only as each of them relates to the Reclassified Subsidiaries being Material Subsidiaries and Guarantors) being false when given at any time prior to the date hereof are hereby waived;

(b)           noncompliance with the requirement to include the Reclassified Subsidiaries in the updated capital, operating and exploration budgets delivered pursuant to Section 7.1.1(l) is hereby waived;

(c)           noncompliance with reporting a Default under Sections 7.1.1(c) and (d) and with reporting Material Subsidiaries are hereby waived;

(d)           noncompliance by the Reclassified Subsidiaries with Section 7.1.8 is hereby waived;

(e)           noncompliance by the Reclassified Subsidiaries with Section 7.1.10 is hereby waived;

(f)           a cross default solely caused by any Defaults listed in clauses (a), (b), (c), (d) or (e) above that is prohibited by Section 8.1.5(a) is hereby waived; and

(g)           a Default under Section 8.1.3, 8.1.4 or 8.1.10 solely as a result of the Defaults described in clauses (a), (b), (c), (d) or (e) above are hereby waived.

SUBPART 4.2  Permitted Acquisition.  The Administrative Agent and each of the Lenders hereby agrees that clause (b) of the definition of “Permitted Acquisition” in the Credit Agreement, and the limitations of Section 7.2.5(h), shall be deemed not to apply to any transaction to the Aurizon Acquisition and the Aurizon Acquisition shall not be considered a Specified Investment.

PART V

CONDITIONS TO EFFECTIVENESS

SUBPART 5.1  Amendment Effective Date.  This Ninth Amendment shall be and become effective as of the date (the “Ninth Amendment Effective Date”) when the last of all of the conditions set forth in this Part V shall have been satisfied.

SUBPART 5.2  Execution of Counterparts of Ninth Amendment.  The Administrative Agent shall have received counterparts satisfactory to the Administrative Agent of this Ninth Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the other Obligors and each Lender.

SUBPART 5.3  Execution of Supplement to Subsidiary Guaranty and Amendment to Pledge Agreement.  The Administrative Agent shall have received counterparts satisfactory to the Administrative Agent of (a) a supplement to the Subsidiary Guaranty, executed by the Reclassified Subsidiaries, and (b) an amendment to the Pledge Agreement, amended to include the Reclassified Subsidiaries.

SUBPART 5.4  Representations and Warranties.  The representations and warranties contained in Subpart 6.4 shall be true and correct in all material respects on and as of the Ninth Amendment Effective Date.

SUBPART 5.5  Costs and Expenses, etc.  The Administrative Agent shall have received for its account and the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 10.3 of the Credit Agreement, if then invoiced, and any and all other Loan Documents.

PART VI

MISCELLANEOUS

SUBPART 6.1  Cross-References.  References in this Ninth Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Ninth Amendment.

SUBPART 6.2  Instrument Pursuant to Existing Credit Agreement.  This Ninth Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 6.3  References in Other Loan Documents.  At such time as this Ninth Amendment shall become effective pursuant to the terms of Part V, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Ninth Amendment.

SUBPART 6.4  Representations and Warranties of the Obligors.  Each Obligor hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Ninth Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Ninth Amendment, (c) the representations and warranties contained in Article VI of the Credit Agreement and applicable to such Obligor are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) after giving effect to the amendments and waivers contained herein and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

SUBPART 6.5  Counterparts.  This Ninth Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of executed counterparts of this Ninth Amendment by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an original will be delivered.

SUBPART 6.6  Full Force and Effect; Limited Amendment.  Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SUBPART 6.7  Governing Law. THIS NINTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SUBPART 6.8  Successors and Assigns.  This Ninth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

* * * * *

Each of the parties hereto has caused a counterpart of this Ninth Amendment to be duly executed and delivered as of the date first above written.

BORROWERS	HECLA ALASKA LLC,
a Delaware limited liability company

By: Hecla Limited,
its Managing Member

	By:	/s/ James A. Sabala
Name: James A. Sabala
Title: Vice President & Treasurer

HECLA GREENS CREEK MINING COMPANY, a Delaware corporation

By:	/s/ James A. Sabala
Name: James A. Sabala
Title: Vice President & Treasurer

HECLA JUNEAU MINING COMPANY, a Delaware corporation

By:	/s/ James A. Sabala
Name: James A. Sabala
Title: Vice President & Treasurer

OTHER OBLIGORS:	HECLA MINING COMPANY, a Delaware corporation

	By:	/s/ Phillips S. Baker, Jr.
Name: Phillips S. Baker, Jr.
Title: President & CEO

BURKE TRADING INC., a Delaware corporation

By:	/s/ James A. Sabala
Name: James A. Sabala
Title: Vice President & Treasurer

HECLA ADMIRALTY COMPANY,
a Delaware limited liability company

By:	/s/ James A. Sabala
Name: James A. Sabala
Title: Vice President & Treasurer

HECLA LIMITED, a Delaware corporation

By:	/s/ James A. Sabala
Name: James A. Sabala
Title: Vice President & Treasurer

SILVER HUNTER MINING COMPANY, a Delaware corporation

By:	/s/ James A. Sabala
Name: James A. Sabala
Title: Vice President & Treasurer

RIO GRANDE SILVER, INC a Delaware corporation

By:	/s/ James A. Sabala
Name: James A. Sabala
Title: Vice President & Treasurer

RHL HOLDINGS, INC., a Delaware corporation

By:	/s/ Don Poirier
Name: Don Poirier
Title: President

HECLA SILVER VALLEY, INC., a Delaware corporation

By:	/s/ James A. Sabala
Name: James A. Sabala
Title: Vice President & Treasurer

HECLA MC SUBSIDIARY, LLC, a Delaware limited liability company

By:	/s/ Jason Heidt
Name: Jason Heidt
Title: Treasurer

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Ray Clarke
Name: Ray Clarke
Title: Managing Director

By:	/s/ Bhiravi Ravichandran
Name: Bhiravi Ravichandran
Title: Associate

ING CAPITAL LLC, as a Lender

By:	/s/ Remko van de Water
Name: Remko van de Water
Title: Director

FORM OF
SUPPLEMENT TO AMENDED AND RESTATED SUBSIDIARY GUARANTY

THIS SUPPLEMENT TO AMENDED AND RESTATED SUBSIDIARY GUARANTY, dated as of [_______], 2013 (this “Supplement”), is to the Amended and Restated Subsidiary Guaranty, dated as of October 14, 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guaranty”), among the Guarantors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guaranty) from time to time party thereto, in favor of the Administrative Agent for each of the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to the provisions of Section 5.5 of the Guaranty, each of the undersigned is becoming a Guarantor under the Guaranty; and

WHEREAS, each undersigned Guarantor desires to become a “Guarantor” under the Guaranty in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement.

NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), each of the undersigned agrees, for the benefit of each Secured Party, as follows.

SECTION 1.   Party to Guaranty, etc.  In accordance with the terms of the Guaranty, by its signature below, each of the undersigned hereby irrevocably agrees to become a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto and the undersigned hereby (a) jointly and severally with the other Guarantors, unconditionally and irrevocably guarantees the prompt and complete payment and performance when due (whether at the stated maturity by acceleration or otherwise) of all Obligations of each Obligor as more fully set forth in the Guaranty, (b) agrees to be bound by and comply with all of the terms and provisions of the Guaranty applicable to it as a Guarantor and (c) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof (except to the extent such representation or warranty applies to an earlier date).  In furtherance of the foregoing, each reference to a “Guarantor” and/or “Guarantors” in the Guaranty shall be deemed to include each of the undersigned.

SECTION 2.   Representations.  Each of the undersigned Guarantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guaranty constitute the legal, valid and binding obligation of such undersigned Guarantor, enforceable against it in accordance with its terms.

SECTION 3.   Full Force of Guaranty.  Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

SECTION 4.   Severability.  Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guaranty.

- Supplement to Subsidiary Guaranty
(2013)

SECTION 5.   Governing Law.  THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 6.   Counterparts.  This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Guaranty by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Guaranty.

[Signature on following page]

- Supplement to Subsidiary Guaranty
(2013)

IN WITNESS WHEREOF, each undersigned Guarantor has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

SILVER HUNTER MINING COMPANY, a Delaware corporation

By:
Name:
Title:

RIO GRANDE SILVER, INC., a Delaware corporation

By:
Name:
Title:

BURKE TRADING, INC., a Delaware corporation

By:
Name:
Title:

RHL HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

- Supplement to Subsidiary Guaranty
(2013)

HECLA SILVER VALLEY, INC., a Delaware corporation

By:
Name:
Title:

HECLA MC SUBSIDIARY, LLC,
a Delaware limited liability company

By:
Name:
Title:

- Supplement to Subsidiary Guaranty
(2013)

ACCEPTED BY:

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

- Supplement to Subsidiary Guaranty
(2013)

EXHIBIT B

FORM OF
THIRD AMENDMENT TO THIRD
AMENDED AND RESTATED PLEDGE AGREEMENT

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED PLEDGE AGREEMENT (this “Amendment”), dated as of [___________], 2013, is by and among HECLA MINING COMPANY, a Delaware corporation (the “Parent”), and each Subsidiary (capitalized terms used in this Amendment have the definitions set forth in or incorporated by reference in Article I of the Pledge Agreement, which is defined below) from time to time a party to the Pledge Agreement (each individually a “Pledgor” and collectively, the “Pledgors”), in favor of THE BANK OF NOVA SCOTIA, as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of October 14, 2009 (as amended, supplemented, amended or restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Obligors party thereto, the Lenders party thereto, and The Bank of Nova Scotia, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), the Lenders have made commitments to extend certain credit facilities to the Borrowers; and

WHEREAS, pursuant to the Third Amended and Restated Pledge Agreement (the “Pledge Agreement”), dated as of October 14, 2009, the Pledgors granted a security interest to the Administrative Agent for the benefit of the Lenders; and

WHEREAS, the parties hereto desire to amend the Pledge Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I

AMENDMENTS TO PLEDGE AGREEMENT

Effective on (and subject to the occurrence of) the Amendment Effective Date, the Pledge Agreement is hereby amended in accordance with this Part I.  Except as so amended, the Pledge Agreement and the other Loan Documents shall continue in full force and effect.

  SUBPART 1.1  Amendment to Schedule I.  Schedule I of the Pledge Agreement is hereby amended and restated in its entirety as set forth in Attachment 1 hereto.

PART II

AFFIRMATION AND CONSENT

  SUBPART 2.1  Affirmation and Consent.  Each of the Pledgors confirms that it has received a copy of this Amendment and restates, ratifies and reaffirms each and every term and condition set forth in the Pledge Agreement and the other Loan Documents to which it is a party, effective as of the date hereof, after giving effect to this Amendment.

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PART III

CONDITIONS TO EFFECTIVENESS

  SUBPART 3.1  Amendment Effective Date.  On the day that the Administrative Agent has received counterparts satisfactory to the Administrative Agent of this Amendment, which collectively shall have been duly executed on behalf of each Pledgor and the Administrative Agent, this Amendment shall be effective as of the date hereof (the “Amendment Effective Date”), provided that the following Subpart is true.

  SUBPART 3.2  Representations and Warranties.  The representations and warranties contained in Subpart 4.4 shall be true and correct in all material respects on and as of the Amendment Effective Date.

PART IV

MISCELLANEOUS

  SUBPART 4.1  Cross-References.  References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

  SUBPART 4.2  Instrument Pursuant to Pledge Agreement.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

  SUBPART 4.3  References in Other Loan Documents.  At such time as this Amendment shall become effective pursuant to the terms of Part III, all references in the Loan Documents to the “Pledge Agreement” shall be deemed to refer to the Pledge Agreement as amended by this Amendment.

  SUBPART 4.4  Representations and Warranties of the Pledgors.  Each Pledgor hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment and (c) the representations and warranties contained in Article III of the Pledge Agreement and applicable to such Pledgor are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and after giving effect to the amendments contained herein.  In addition, the Parent represents and warrants that no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

  SUBPART 4.5  Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of executed counterparts of this Amendment by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an original will be delivered.

Third Amendment
 To Third Amended and Restated
         Pledge Agreement

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  SUBPART 4.6  Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Pledge Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Pledge Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor that would require the consent of the Lenders or the Administrative Agent under the Pledge Agreement or any of the Loan Documents.

  SUBPART 4.7  Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

  SUBPART 4.8  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

* * * * * *

Third Amendment
 To Third Amended and Restated
         Pledge Agreement

3

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

HECLA MINING COMPANY

By:
Name:
Title:

HECLA ALASKA LLC

By:	Hecla Limited
its Managing Member

By:
Name:
Title:

HECLA GREENS CREEK MINING COMPANY

By:
Name:
Title:

HECLA JUNEAU MINING COMPANY

By:	Name:
Title:

HECLA ADMIRALTY COMPANY

By:
Name:
Title:

Signature Page to Third Amendment
 To Third Amended and Restated
S- Pledge Agreement

BURKE TRADING INC.

By:
Name:
Title:

HECLA LIMITED

By:
Name:
Title:

RHL HOLDINGS INC.

By:
Name:
Title:

SILVER HUNTER MINING COMPANY

By:
Name:
Title:

RIO GRANDE SILVER, INC.

By:
Name:
Title:

HECLA SILVER VALLEY, INC.

By:
Name:
Title:

Signature Page to Third Amendment
 To Third Amended and Restated
S- Pledge Agreement

HECLA MC SUBSIDIARY, LLC

By:
Name:
Title:

Signature Page to Third Amendment
 To Third Amended and Restated
S- Pledge Agreement

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Third Amendment
 To Third Amended and Restated
Pledge Agreement

Attachment 1

SCHEDULE I
to Third Amended and Restated Pledge Agreement,
as amended by the Third Amendment thereto

Hecla Mining Company

	Common Stock
Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged

Hecla Limited	2	1,000	1,000	1,000	100%
Hecla Admiralty Company	1	1,000	1,000	1,000	100%
Silver Hunter Mining Company	1	500	1,000	500	100%
RHL Holdings, Inc.	1	100	1,000	900	100%
Rio Grande Silver, Inc.	2	500	1,000	500	100%

Hecla Limited

	Common Stock
Issuer	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Interests Pledged

Burke Trading, Inc.	3	10,000	100,000	10,000	100%
Hecla Alaska LLC	N/A	N/A	N/A	100% membership interest	100%

Hecla Admiralty Company

	Common Stock
Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged

Hecla Greens Creek Mining Company	3	1,000	1,000	1,000	100%
Hecla Juneau Mining Company	5	1,000	1,000	1,000	100%

Signature Page to Third Amendment
 To Third Amended and Restated
S- Pledge Agreement

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